UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

HIGHWATER ETHANOL, LLC
(Exact name of small business issuer as specified in its charter)

Minnesota	333-137482	20-4798531
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24500 US Highway 14, Lamberton, MN	56152
(Address of principal executive offices)	(Zip Code)

(507) 752-6160
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Results of 2016 Annual Members' Meeting

On March 10, 2016, Highwater Ethanol, LLC (the "Company") held its 2016 annual members' meeting ("2016 Annual Meeting") to vote on the election of three governors whose terms were scheduled to expire in 2016 and to conduct an advisory vote on compensation of the Company's executives called "Say-On-Pay".

Proposal One: Election of Governors

Russell Derickson, Ronald Jorgenson and Michael Landuyt were elected by a plurality vote of the members to serve terms which will expire in 2019. The votes for the nominees for governor were as follows:

Nominee Governors	For	Abstentions
Russell Derickson	2,014.5	211
Ronald Jorgenson	2,022.5	203
Michael Landuyt	2,030.5	195

Proposal Two: Advisory Approval on Say-On-Pay

The compensation of the Company's executives was approved by the members. The votes were as follows:

For	Against	Abstentions
1,783.5	268	174

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHWATER ETHANOL, LLC

Date: March 11, 2016	/s/ Brian Kletscher
Brian Kletscher, Chief Executive Officer